EXHIBIT 32.1

                                  CERTIFICATION
                           PURSUANT TO 18 U.S.C. 1350
     (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report on Form 10-Q of Global Lines Inc. (the "Company") for the period ended February 29, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Sergejs Belkovs, as Chief Executive Officer and Chief Financial Officer, hereby certify that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Global Lines Inc.


Dated: June 18, 2012                          By: /s/ Sergejs Belkovs
                                                  ------------------------------
                                                  Sergejs Belkovs, President and
                                                  Chief Executive Officer and
                                                  Chief Financial Officer